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                                      EXHIBIT 11


                                 ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-33756 for the Hartford International Opportunities Fund, Inc. on Form N-1A.




                                       ARTHUR ANDERSEN LLP




Hartford, CT
April 9, 1997